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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549
                               ------------------
                                    FORM S-8

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                               ------------------
                     NEW ROCKWELL INTERNATIONAL CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
             (TO BE CHANGED TO ROCKWELL INTERNATIONAL CORPORATION)

           Delaware                  25-1797617
 (STATE OR OTHER JURISDICTION     (I.R.S. EMPLOYER
               OF                  IDENTIFICATION
INCORPORATION OR ORGANIZATION)          NO.)
  2201 Seal Beach Boulevard          90740-8250
    Seal Beach, California           (ZIP CODE)
    (ADDRESS OF PRINCIPAL
      EXECUTIVE OFFICES)

                               ------------------
       ROCKWELL INTERNATIONAL CORPORATION 1995 LONG-TERM INCENTIVES PLAN, ROCKWELL INTERNATIONAL CORPORATION 1988 LONG-TERM INCENTIVES PLAN AND
      ROCKWELL INTERNATIONAL CORPORATION 1979 STOCK PLAN FOR KEY EMPLOYEES
                           (FULL TITLE OF THE PLANS)
                               ------------------
                          WILLIAM J. CALISE, JR. Esq.
              Senior Vice President, General Counsel and Secretary
                     New Rockwell International Corporation
                           2201 Seal Beach Boulevard
                       Seal Beach, California 90740-8250
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                 (310) 797-5362
         (TELEPHONE NUMBER, INCLUDING AREA CODE, OF AGENT FOR SERVICE)
                               ------------------

                                    Copy to:

                             PETER R. KOLYER, Esq.
                             Chadbourne & Parke LLP
                              30 Rockefeller Plaza
                            New York, New York 10112
                                 (212) 408-5100
                               ------------------

                        CALCULATION OF REGISTRATION FEE
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
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
                                                          PROPOSED
                                                          MAXIMUM        PROPOSED
                                          AMOUNT          OFFERING       MAXIMUM       AMOUNT OF
        TITLE OF SECURITIES                TO BE           PRICE        AGGREGATE     REGISTRATION
         TO BE REGISTERED               REGISTERED       PER SHARE    OFFERING PRICE      FEE
-------------------------------------------------------------------------------------------------
Common Stock, par value $1 per
  share (including the associated
  Preferred Share Purchase
  Rights).......................... 24,243,570 shares(1)  $23.81(2)  $577,239,401(2)   $199,050
-------------------------------------------------------------------------------------------------
Class A Common Stock, par value $1
  per share (including the
  associated Preferred Share
  Purchase Rights).................     23,000 shares      $23.81        $547,630        $189

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     (1) There are also registered hereunder up to 23,000 shares of Common Stock of the Registrant issuable upon the conversion of shares of Class A Common Stock into shares of Common Stock upon the occurrence of certain events. Pursuant to Rule 457(i) under the Securities Act of 1933, as amended (the Securities Act), no additional registration fee is payable.

     (2) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(h) under the Securities Act, based on the book value as of June 30, 1996 of the assets to be received by the Registrant in the transaction in which the shares of the Registrant's securities registered pursuant to Registration Statement No. 333-14969 will be issued.
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

                                    PART II
               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3. INCORPORATION OF DOCUMENTS BY REFERENCE.

     The following documents, which have been filed with the Securities and Exchange Commission (the Commission), are incorporated herein by reference and made a part hereof:

     (a) Proxy Statement-Prospectus dated October 29, 1996, filed (Registration No. 333-14969) by New Rockwell International Corporation (New Rockwell) pursuant to Rule 424(b) under the Securities Act.

     (b) Item 1 of the Registration Statement on Form 8-A pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the Exchange Act), filed by New Rockwell October 30, 1996.

     (c) Item 1 of the Registration Statement on Form 8-A pursuant to Section 12(g) of the Exchange Act, filed by New Rockwell October 30, 1996.

     All documents subsequently filed by New Rockwell pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated herein by reference and be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes that statement. Any such statement so modified or superseded shall not constitute a part of this Registration Statement, except as so modified or superseded.

ITEM 4. DESCRIPTION OF SECURITIES.

     This Item is not applicable.

ITEM 5. INTERESTS OF NAMED EXPERTS AND COUNSEL.

     William J. Calise, Jr., Esq., who has passed upon the legality of any newly issued Common Stock of New Rockwell covered by this Registration Statement, is Senior Vice President, General Counsel and Secretary of New Rockwell.

ITEM 6. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     The Delaware General Corporation Law permits Delaware corporations to eliminate or limit the monetary liability of directors for breach of their fiduciary duty of care, subject to certain limitations (8 Del. G.C.L. sec. 102(b)(7) ) and also provides for indemnification of directors, officers, employees and agents subject to certain limitations (8 Del. G.C.L. sec. 145).

     Article IX of New Rockwell's Certificate of Incorporation eliminates, and the last paragraph of Article Seventh of New Rockwell's Restated Certificate of Incorporation to be filed with the Secretary of State of the State of Delaware will eliminate, monetary liability of directors for breach of fiduciary duty as directors to the extent permitted by Delaware law.

     Section 14 of Article III of the By-Laws of New Rockwell provides for the indemnification of directors and officers of New Rockwell to the extent permitted by Delaware law. Section 13 of Article III of the New Rockwell By-Laws and the appendix thereto entitled Procedures for Submission and Determination of Claims for Indemnification Pursuant to Article III, Section 13 of the By-Laws to be adopted by New Rockwell will provide, in substance, for the indemnification of directors, officers, employees and agents of New Rockwell to the extent permitted by Delaware law.

     New Rockwell's directors and officers are insured against certain liabilities for actions taken in such capacities, including liabilities under the Securities Act.

     In addition, New Rockwell and certain other persons may be entitled under agreements entered into with agents or underwriters to indemnification by such agents or underwriters against certain liabilities, including liabilities under the Securities Act, or to contribution with respect to payments which New Rockwell or such persons may be required to make in respect thereof.

ITEM 7. EXEMPTION FROM REGISTRATION CLAIMED.

     This Item is not applicable.

ITEM 8. EXHIBITS.

   3-a        --New Rockwell's Certificate of Incorporation, filed as Exhibit 3-a to
                Registration Statement No. 333-14969, is incorporated herein by reference.
   3-b        --New Rockwell's By-Laws, filed as Exhibit 3-b to Registration Statement No.
                333-14969, is incorporated herein by reference.
   4-a        --Form of Restated Certificate of Incorporation of New Rockwell to be filed with the Secretary of State of the State of Delaware, filed as Exhibit 4-a to
                Registration Statement No. 333-14969, is incorporated herein by reference.
   4-b        --Form of By-Laws of New Rockwell to be adopted by New Rockwell, filed as
                Exhibit 4-b to Registration Statement No. 333-14969, is incorporated herein by reference.
   4-c        --Rights Agreement dated as of November 30, 1996 between New Rockwell and
                ChaseMellon Shareholder Services, L.L.C., as rights agent.
   4-d-1      --Copy of the 1995 Long-Term Incentives Plan of Rockwell International
                Corporation (Rockwell), filed as Exhibit 10-e-1 to Rockwell's Annual Report on Form 10-K for the fiscal year ended September 30, 1994, is incorporated herein by reference.
   4-d-2      --Copy of resolution of the Board of Directors of Rockwell, adopted September
                11, 1996, amending Rockwell's 1995 Long-Term Incentives Plan, filed as
                Exhibit 10-c-2 to Registration Statement No. 333-14969, is incorporated herein by reference.
   4-d-3      --Forms of Stock Option Agreements under Rockwell's 1995 Long-Term Incentives
                Plan, filed as Exhibit 10-e-2 to Rockwell's Annual Report on Form 10-K for
                the year ended September 30, 1994, are hereby incorporated by reference.
   4-e-1      --Copy of Rockwell's 1988 Long-Term Incentives Plan, as amended through
                November 30, 1994, filed as Exhibit 10-d-1 to Rockwell's Annual Report on
                Form 10-K for the year ended September 30, 1994, is hereby incorporated by reference.
   4-e-2      --Forms of Stock Option Agreements under Rockwell's 1988 Long-Term Incentives
                Plan for options granted prior to May 1, 1992, filed as Exhibit 10-d-2 to
                Rockwell's Annual Report on Form 10-K for the year ended September 30, 1988, are hereby incorporated by reference.
   4-e-3      --Forms of Stock Option and Stock Appreciation Rights Agreements under
                Rockwell's 1988 Long-Term Incentives Plan for options and stock appreciation rights granted prior to May 1, 1992, filed as Exhibit 10-d-3 to Rockwell's
                Annual Report on Form 10-K for the year ended September 30, 1988, are hereby incorporated by reference.
   4-e-4      --Form of Stock Option Agreement under Rockwell's 1988 Long-Term Incentives
                Plan for options granted after May 1, 1992 and prior to March 1, 1993, filed as Exhibit 28-a-1 to Rockwell's Quarterly Report on Form 10-Q for the quarter ended June 30, 1992, is hereby incorporated by reference.
   4-e-5      --Forms of Stock Option Agreement under Rockwell's 1988 Long-Term Incentives
                Plan for options granted after March 1, 1993 and prior to November 1, 1993, filed as Exhibit 28-a to Rockwell's Quarterly Report on Form 10-Q for the
                quarter ended March 31, 1993, are hereby incorporated by reference.
   4-e-6      --Forms of Stock Option Agreement under Rockwell's 1988 Long-Term Incentives
                Plan for options granted after November 1, 1993 and before December 1, 1994, filed as Exhibit 10-d-6 to Rockwell's Annual Report on Form 10-K for the year ended September 30, 1993, are hereby incorporated by reference.

   4-e-7      --Forms of Stock Option Agreement under Rockwell's 1988 Long-Term Incentives
                Plan for options granted after December 1, 1994, filed as Exhibit 10-d-7 to
                Rockwell's Annual Report on Form 10-K for the year ended September 30, 1994, are hereby incorporated by reference.
   4-f-1      --Copy of Rockwell's 1979 Stock Plan for Key Employees, as amended, filed as
                Exhibit 4-d-1 to Registration Statement No. 33-11946, is hereby incorporated by reference.
   4-f-2      --Forms of Stock Option and Stock Appreciation Rights Agreements under
                Rockwell's 1979 Stock Plan for Key Employees, as amended, for options and stock appreciation rights granted after December 1, 1987, filed as Exhibit
                10-b-7 to Rockwell's Annual Report on Form 10-K for the year ended September
                30, 1987, are hereby incorporated by reference.
   4-f-3      --Copy of resolution of the Board of Directors of Rockwell, adopted May 7,
                1980, adjusting the number of shares subject to outstanding options and stock appreciation rights under Rockwell's 1979 Stock Option Plan for Key Employees
                (now the 1979 Stock Plan for Key Employees, as amended) and the number of shares transferable under Rockwell's Incentive Compensation Plan, filed as
                Exhibit 10-d-2 to Rockwell's Annual Report on Form 10-K for the year ended
                September 30, 1987, is hereby incorporated by reference.
   4-f-4      --Copy of resolution of the Board of Directors of Rockwell, adopted May 4,
                1983, adjusting the number of shares subject to outstanding options and stock appreciation rights under Rockwell's 1979 Stock Plan for Key Employees, as amended, filed as Exhibit 4-e-5 to Registration Statement No. 33-11946, is
                hereby incorporated by reference.
   4-f-5      --Copy of resolution of the Board of Directors of Rockwell, adopted February
                11, 1987, adjusting the number of shares subject to outstanding options and stock appreciation rights under Rockwell's 1979 Stock Plan for Key Employees, as amended, filed as Exhibit 4-e-6 to Registration Statement No. 33-11946, is
                hereby incorporated by reference.
   4-g-1      --Copy of resolution adopted by the Board of Directors of Rockwell on November
                6, 1996, amending Rockwell's 1988 Long-Term Incentives Plan and 1995
                Long-Term Incentives Plan.
   4-g-2      --Copy of resolution adopted by the Board of Directors of Rockwell on November
                6, 1996, adjusting outstanding awards under Rockwell's (i) 1979 Stock Plan for Key Employees, (ii) 1988 Long-Term Incentives Plan, (iii) 1995 Long-Term
                Incentives Plan and (iv) Directors Stock Plan.
   4-g-3      --Copy of resolution adopted by the Board of Directors of Rockwell on November
                6, 1996 authorizing the assignment of certain compensation and employee benefit plans to New Rockwell, including Rockwell's (i) 1979 Stock Plan for
                Key Employees, (ii) 1988 Long-Term Incentives Plan, (iii) 1995 Long-Term
                Incentives Plan, (iv) Directors Stock Plan, (v) Incentive Compensation Plan,
                (vi) Deferred Compensation Plan and (vii) Annual Incentive Compensation Plan
                for Senior Executive Officers.
   4-g-4      --Form of resolution proposed to be adopted by the Board of Directors of New
                Rockwell assuming and adopting Rockwell's (i) 1979 Stock Plan for Key
                Employees, (ii) 1988 Long-Term Incentives Plan, (iii) 1995 Long-Term
                Incentives Plan, (iv) Directors Stock Plan, (v) Incentive Compensation Plan,
                (vi) Deferred Compensation Plan and (vii) Annual Incentive Compensation Plan
                for Senior Executive Officers.
   5          --Opinion of William J. Calise, Jr., Esq., Senior Vice President, General
                Counsel and Secretary of New Rockwell, as to the legality of any newly issued
                Common Stock of New Rockwell covered by this Registration Statement.
   23-a       --Consent of Deloitte & Touche LLP, independent auditors, set forth on page
                II-6 of this Registration Statement.
   23-b       --Consent of William J. Calise, Jr., Esq., Senior Vice President, General
                Counsel and Secretary of New Rockwell, contained in his opinion filed as
                Exhibit 5 to this Registration Statement.

   23-c       --Consent of Chadbourne & Parke LLP, set forth on page II-6 of this
                Registration Statement.
   24         --Power of Attorney authorizing certain persons to sign this Registration
                Statement and amendments hereto on behalf of certain directors and officers of the Company, filed as Exhibit 24 to Registration Statement No. 333-14969, is incorporated herein by reference.

ITEM 9. UNDERTAKINGS.

A. New Rockwell hereby undertakes:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement: (i) to include any prospectus required by section 10(a)(3) of the Securities Act;
     (ii) to reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement; and (iii) to include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement; provided, however, that clauses (i) and (ii) do not apply if the information required to be included in a post-effective amendment by those clauses is contained in periodic reports filed with or furnished to the Commission by New Rockwell pursuant to Section 13 or 15(d) of the Exchange Act that are incorporated by reference in this Registration Statement.

          (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

          (4) That, for purposes of determining any liability under the Securities Act, each filing of New Rockwell's annual report pursuant to
     Section 13(a) or 15(d) of the Exchange Act that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

B. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of New Rockwell pursuant to the foregoing provisions, or otherwise, New Rockwell has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by New Rockwell of expenses incurred or paid by a director, officer or controlling person of New Rockwell in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, New Rockwell will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL OF THE REQUIREMENTS FOR FILING ON FORM S-8 AND HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF SEAL BEACH, STATE OF CALIFORNIA ON THE 27TH DAY OF NOVEMBER, 1996.

                                          NEW ROCKWELL INTERNATIONAL
                                          CORPORATION

                                                   /s/ WILLIAM J. CALISE, JR.
                                          By

                                           (WILLIAM J. CALISE, JR., SENIOR VICE
                                                        PRESIDENT,
                                              GENERAL COUNSEL AND SECRETARY)

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED ON THE 27TH DAY OF NOVEMBER, 1996 BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED:

                  SIGNATURE                                         TITLE
---------------------------------------------   ---------------------------------------------
              DONALD R. BEALL*                    Chairman of the Board and Chief Executive
                                                  Officer (principal executive officer) and
                                                                  Director
             DON H. DAVIS, JR.*                                   Director
             W. MICHAEL BARNES*                 Senior Vice President, Finance & Planning and
                                                Chief Financial Officer (principal financial
                                                                  officer)
             LAWRENCE J. KOMATZ*                        Vice President and Controller
                                                       (principal accounting officer)
             /s/ WILLIAM J. CALISE,
  JR.
 * By
(WILLIAM J. CALISE, JR., ATTORNEY-IN-FACT)**

** By authority of the powers of attorney filed as Exhibit 24 to New Rockwell's
   Registration Statement on Form S-4 (Registration No. 333-14969).

                           INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement on Form S-8 of New Rockwell International Corporation, in respect to the Rockwell International Corporation 1995 Long-Term Incentives Plan, Rockwell International Corporation 1988 Long-Term Incentives Plan, and the Rockwell International Corporation 1979 Stock Plan for Key Employees, of our reports dated July 31, 1996 on the consolidated financial statements and financial statement schedule of Rockwell International Corporation, our reports dated July 31, 1996 on the financial statements of the Aerospace and Defense Business of Rockwell International Corporation, and our report dated September 16, 1996 on the balance sheet of New Rockwell International Corporation all appearing in the Proxy Statement-Prospectus which is part of the Registration Statement No. 333-14969 on Form S-4 of New Rockwell International Corporation.

We also consent to the references to us under the heading "Experts" in the Prospectus which is part of this Registration Statement and in the Proxy Statement-Prospectus which is part of the aforementioned Registration Statement on Form S-4.

DELOITTE & TOUCHE LLP

Pittsburgh, Pennsylvania
November 26, 1996

                               ------------------

                               CONSENT OF COUNSEL

     The consent of William J. Calise, Jr., Esq., Senior Vice President, General Counsel and Secretary of Rockwell, is included in his opinion filed as Exhibit 5 hereto.

                               CONSENT OF COUNSEL

     We hereby consent to the reference to this firm and to the inclusion of the summary of our opinion under the caption "Tax Consequences" in the Prospectus related to this Registration Statement on Form S-8 filed by New Rockwell International Corporation in respect of its 1995 Long-Term Incentives Plan, 1988 Long-Term Incentives Plan and 1979 Stock Plan for Key Employees.

                                                          CHADBOURNE & PARKE LLP

30 Rockefeller Plaza
New York, New York 10112
November 27, 1996

                                 EXHIBIT INDEX

EXHIBIT
 NUMBER                                                                                 PAGE
--------                                                                                ----
  3-a      --New Rockwell's Certificate of Incorporation, filed as Exhibit 3-a to
             Registration Statement No. 333-14969, is incorporated herein by reference.
  3-b      --New Rockwell's By-Laws, filed as Exhibit 3-b to Registration Statement
             No. 333-14969, is incorporated herein by reference.
  4-a      --Form of Restated Certificate of Incorporation of New Rockwell to be
             filed with the Secretary of State of the State of Delaware, filed as
             Exhibit 4-a to Registration Statement No. 333-14969, is incorporated herein by reference.
  4-b      --Form of By-Laws of New Rockwell to be adopted by New Rockwell, filed as
             Exhibit 4-b to Registration Statement No. 333-14969, is incorporated herein by reference.
  4-c      --Rights Agreement dated as of November 30, 1996 between New Rockwell and
             ChaseMellon Shareholder Services, L.L.C., as rights agent.
 4-d-1     --Copy of the 1995 Long-Term Incentives Plan of Rockwell International
             Corporation (Rockwell), filed as Exhibit 10-e-1 to Rockwell's Annual
             Report on Form 10-K for the fiscal year ended September 30, 1994, is incorporated herein by reference.
 4-d-2     --Copy of resolution of the Board of Directors of Rockwell, adopted
             September 11, 1996, amending Rockwell's 1995 Long-Term Incentives Plan, filed as Exhibit 10-c-2 to Registration Statement No. 333-14969, is
             incorporated herein by reference.
 4-d-3     --Forms of Stock Option Agreements under Rockwell's 1995 Long-Term
             Incentives Plan, filed as Exhibit 10-e-2 to Rockwell's Annual Report on
             Form 10-K for the year ended September 30, 1994, are hereby incorporated by reference.
 4-e-1     --Copy of Rockwell's 1988 Long-Term Incentives Plan, as amended through
             November 30, 1994, filed as Exhibit 10-d-1 to Rockwell's Annual Report on Form 10-K for the year ended September 30, 1994, is hereby incorporated by reference.
 4-e-2     --Forms of Stock Option Agreements under Rockwell's 1988 Long-Term
             Incentives Plan for options granted prior to May 1, 1992, filed as
             Exhibit 10-d-2 to Rockwell's Annual Report on Form 10-K for the year ended September 30, 1988, are hereby incorporated by reference.
 4-e-3     --Forms of Stock Option and Stock Appreciation Rights Agreements under
             Rockwell's 1988 Long-Term Incentives Plan for options and stock appreciation rights granted prior to May 1, 1992, filed as Exhibit
             10-d-3 to Rockwell's Annual Report on Form 10-K for the year ended
             September 30, 1988, are hereby incorporated by reference.
 4-e-4     --Form of Stock Option Agreement under Rockwell's 1988 Long-Term
             Incentives Plan for options granted after May 1, 1992 and prior to March
             1, 1993, filed as Exhibit 28-a-1 to Rockwell's Quarterly Report on Form
             10-Q for the quarter ended June 30, 1992, is hereby incorporated by reference.
 4-e-5     --Forms of Stock Option Agreement under Rockwell's 1988 Long-Term
             Incentives Plan for options granted after March 1, 1993 and prior to
             November 1, 1993, filed as Exhibit 28-a to Rockwell's Quarterly Report on Form 10-Q for the quarter ended March 31, 1993, are hereby incorporated by reference.
 4-e-6     --Forms of Stock Option Agreement under Rockwell's 1988 Long-Term
             Incentives Plan for options granted after November 1, 1993 and before
             December 1, 1994, filed as Exhibit 10-d-6 to Rockwell's Annual Report on
             Form 10-K for the year ended September 30, 1993, are hereby incorporated by reference.
 4-e-7     --Forms of Stock Option Agreement under Rockwell's 1988 Long-Term
             Incentives Plan for options granted after December 1, 1994, filed as
             Exhibit 10-d-7 to Rockwell's Annual Report on Form 10-K for the year ended September 30, 1994, are hereby incorporated by reference.

EXHIBIT
 NUMBER                                                                                 PAGE
--------                                                                                ----
 4-f-1     --Copy of Rockwell's 1979 Stock Plan for Key Employees, as amended, filed as Exhibit 4-d-1 to Registration Statement No. 33-11946, is hereby incorporated by reference.
 4-f-2     --Forms of Stock Option and Stock Appreciation Rights Agreements under
             Rockwell's 1979 Stock Plan for Key Employees, as amended, for options and stock appreciation rights granted after December 1, 1987, filed as
             Exhibit 10-b-7 to Rockwell's Annual Report on Form 10-K for the year ended September 30, 1987, are hereby incorporated by reference.
 4-f-3     --Copy of resolution of the Board of Directors of Rockwell, adopted May 7,
             1980, adjusting the number of shares subject to outstanding options and stock appreciation rights under Rockwell's 1979 Stock Option Plan for
             Key Employees (now the 1979 Stock Plan for Key Employees, as amended)
             and the number of shares transferable under Rockwell's Incentive
             Compensation Plan, filed as Exhibit 10-d-2 to Rockwell's Annual Report on Form 10-K for the year ended September 30, 1987, is hereby incorporated by reference.
 4-f-4     --Copy of resolution of the Board of Directors of Rockwell, adopted May 4,
             1983, adjusting the number of shares subject to outstanding options and stock appreciation rights under Rockwell's 1979 Stock Plan for Key
             Employees, as amended, filed as Exhibit 4-e-5 to Registration Statement
             No. 33-11946, is hereby incorporated by reference.
 4-f-5     --Copy of resolution of the Board of Directors of Rockwell, adopted
             February 11, 1987, adjusting the number of shares subject to outstanding options and stock appreciation rights under Rockwell's 1979 Stock Plan for Key Employees, as amended, filed as Exhibit 4-e-6 to Registration
             Statement No. 33-11946, is hereby incorporated by reference.
 4-g-1     --Copy of resolution adopted by the Board of Directors of Rockwell on
             November 6, 1996, amending Rockwell's 1988 Long-Term Incentives Plan and
             1995 Long-Term Incentives Plan.
 4-g-2     --Copy of resolution adopted by the Board of Directors of Rockwell on
             November 6, 1996, adjusting outstanding awards under Rockwell's (i) 1979
             Stock Plan for Key Employees, (ii) 1988 Long-Term Incentives Plan, (iii)
             1995 Long-Term Incentives Plan and (iv) Directors Stock Plan.
 4-g-3     --Copy of resolution adopted by the Board of Directors of Rockwell on
             November 6, 1996 authorizing the assignment of certain compensation and employee benefit plans to New Rockwell, including Rockwell's (i) 1979
             Stock Plan for Key Employees, (ii) 1988 Long-Term Incentives Plan, (iii)
             1995 Long-Term Incentives Plan, (iv) Directors Stock Plan, (v) Incentive
             Compensation Plan and (vi) Deferred Compensation Plan, (vii) Annual
             Incentive Compensation Plan for Senior Executive Officers.
 4-g-4     --Form of resolution proposed to be adopted by the Board of Directors of
             New Rockwell assuming and adopting Rockwell's (i) 1979 Stock Plan for
             Key Employees, (ii) 1988 Long-Term Incentives Plan, (iii) 1995 Long-Term
             Incentives Plan, (iv) Directors Stock Plan, (v) Incentive Compensation
             Plan, (vi) Deferred Compensation Plan and (vii) Annual Incentive
             Compensation Plan for Senior Executive Officers.
   5       --Opinion of William J. Calise, Jr., Esq., Senior Vice President, General
             Counsel and Secretary of New Rockwell, as to the legality of any newly issued Common Stock of New Rockwell covered by this Registration
             Statement.
  23-a     --Consent of Deloitte & Touche LLP, independent auditors, set forth on page II-6 of this Registration Statement.
  23-b     --Consent of William J. Calise, Jr., Esq., Senior Vice President, General
             Counsel and Secretary of New Rockwell, contained in his opinion filed as
             Exhibit 5 to this Registration Statement.
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

EXHIBIT
 NUMBER                                                                                 PAGE
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
  23-c     --Consent of Chadbourne & Parke LLP, set forth on page II-6 of this
             Registration Statement.
   24      --Power of Attorney authorizing certain persons to sign this Registration
             Statement and amendments hereto on behalf of certain directors and officers of the Company, filed as Exhibit 24 to Registration Statement
             No. 333-14969, is incorporated herein by reference.